Exhibit 10.2
REGISTRATION RIGHTS AGREEMENT
     This Registration Rights Agreement (the “Agreement”) is made and entered into as of June 19, 2007 by and between 3D Systems Corporation, a Delaware corporation (the “Company”), and each of the purchasers of its Common Stock (as defined below) pursuant to a Securities Purchase Agreement dated as of the date hereof (each, an “Investor” and collectively, the “Investors”). Capitalized terms used and not defined herein shall have the respective meanings ascribed to them in the Securities Purchase Agreements.
     WHEREAS, the Company has sold 1,250,000 shares (the “Shares”) of its common stock, par value $0.001 per share, (the “Common Stock”), to the Investors in a private placement (the “Offering”); and
     WHEREAS, the execution and delivery of this Agreement by the Company is a condition to the completion of the Offering.
     NOW, THEREFORE, the parties hereto agree as follows:
     1. Registration Procedures and Expenses. The Company shall:
          (a) use its commercially reasonable efforts to prepare and file with the Securities and Exchange Commission (“SEC”), within ninety (90) calendar days after the Closing Date, a Registration Statement on Form S-1, or on such other form as is available to the Company, to enable the resale of the Shares by the Investors from time to time;
          (b) use its commercially reasonable efforts to cause the Registration Statement to become effective, (i) in the event the Registration Statement is not reviewed by the SEC, as promptly as reasonably practicable after receipt of notice from the SEC that the Registration Statement is subject to a “no review,” or (ii) in the event the Registration Statement is reviewed by the SEC, as soon as reasonably practicable after the satisfactory resolution or clearance of any comments received from the SEC relating to the Registration Statement;
          (c) use its commercially reasonable efforts to prepare and file with the SEC such amendments and supplements to the Registration Statement and the Prospectus as may be necessary to keep the Registration Statement current and effective (including any amendment necessary to convert the Registration Statement from a Form S-1 to a Form S-3) and so that such Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading for a period ending on the earlier of (i) the second anniversary of the Closing Date; (ii) the date on which the Investors may sell the Shares held by the Investors without restriction by the volume limitations of Rule 144(e) under the Securities Act; or (iii) such time as all Shares purchased by the Investors in this Offering have been sold (A) pursuant to a registration statement, (B) to or through a broker, dealer or underwriter in a public distribution or a public securities transaction, or (C) in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale;
          (d) notify the Investors as promptly as reasonably practicable (and if requested confirm such notice in writing) following (i) the SEC’s notifing the Company whether there will be a “review” of a Registration Statement and the SEC’s issuance of comments in writing on such Registration Statement (and upon request by an Investor, the Company shall provide the Investor true and complete copies of any such SEC comment letter and all written responses thereto); (ii) with respect to a Registration Statement or any post-effective amendment, when the same has become effective; (iii) any request by the SEC for amendments or supplements to a Registration Statement or Prospectus or for additional information; (iv) the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Shares or the initiation of any proceedings for that purpose; (v) the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Shares for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose; and (vi) the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in such Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, Prospectus or other documents so that they will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;
          (e) when eligible to use Form S-3, file a post-effective amendment to the Registration Statement to convert it to Form S-3 and use its commercially reasonable efforts to cause the post-effective amendment to the Registration Statement to become effective as soon as reasonably practicable after the filing of the amendment;
          (f) furnish to each Investor such number of copies (in paper or electronic version) of the Registration Statement and the Prospectus (including each amendment and supplement thereto), as such Investor may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Shares by the Investor;
          (g) file documents required of the Company for normal blue sky clearance in states specified in writing by the Investors; provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented;
          (h) bear all expenses (other than underwriting discounts and commissions, if any, and any expenses of counsel to any Investor) in connection with the procedures in paragraph (a) through (e) of this Section 1 and the registration of the Shares pursuant to the Registration Statement;
          (i) with a view to making available to the Investors the benefits of Rule 144 or other rule that may permit the Investors to sell Shares without registration, the Company agrees to use its commercially reasonable efforts to: (i) make and keep public information

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available, as those terms are understood and defined in Rule 144, until the earlier of (A) such date as all of the Investors’ Shares may be resold pursuant to Rule 144 or (B) such date as all of the Investors’ Shares shall have been sold; (ii) file with the SEC all reports and other documents required of the Company under the Securities Act and under the Exchange Act; and (iii) furnish to each Investor upon request when appropriate to do so (A) a written statement that the Company has complied with the reporting requirements of the Securities Act and the Exchange Act, (B) a copy (in paper or electronic version) of the Company’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, and (C) such other information as may be reasonably requested that permits the selling of any such Shares without registration; and
          (j) cause all such Shares registered pursuant hereto to be listed on Nasdaq and each other securities exchange on which similar securities issued by the Company are then listed.
          It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 with respect to an Investor, that such Investor shall furnish to the Company such information and representations regarding the Investor and the Shares to be sold by the Investor as shall be required to effect the registration of the Shares and/or sale under Rule 144, including the information and representations required by the Confidential Investor Questionnaire and the Selling Stockholder Questionnaire.
     2. Transfer of Shares After Registration; Suspension.
          (a) Each Investor agrees that it will not effect any disposition or other transfer of the Shares that would constitute a sale within the meaning of the Securities Act other than transactions exempt from the registration requirements of the Securities Act or pursuant to, and as contemplated in, the Registration Statement and as described below, and that it will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding the Investor or its plan of distribution.
          (b) Except in the event that paragraph (c) below applies, the Company shall: (i) if deemed necessary by the Company, prepare and file from time to time with the SEC a post-effective amendment to the Registration Statement or a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that such Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and so that, as thereafter delivered to purchasers of the Shares being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (ii) provide each Investor with either copies of any documents filed pursuant to Section 2(b)(i) or access to such documents electronically; and (iii) upon request, inform each Investor who so requests that the Company has complied with its obligations in Section 2(b)(i) (or that, if the Company has filed a post-effective amendment to the Registration Statement which has not yet been declared effective, the Company will notify each Investor to that effect, will use its commercially reasonable efforts to secure the effectiveness of such post-effective amendment as promptly as possible and will promptly notify each Investor pursuant to Section 2(b)(i) hereof when the amendment has become effective).

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          (c) Subject to paragraph (e) below, in the event: (i) of any request by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to the Registration Statement or related Prospectus or for additional information; (ii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Shares for sale in any jurisdiction or the initiation of any proceeding for such purpose; (iv) the Company determines in good faith, based on the advice of counsel, that (A) the offer or sale of Shares covered by the Registration Statement would require disclosure of material non-public information not otherwise required to be disclosed under applicable law (including, without limitation, the occurrence or existence of a proposed or pending acquisition, merger or other material corporate development) and (B) the Company has a bona fide business purpose for preserving the confidentiality of such information, or (v) of any event or circumstance which necessitates the making of any material changes in the Registration Statement or Prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; then the Company shall promptly deliver a certificate in writing or electronically to each Investor (the “Suspension Notice”) to the effect of the foregoing and, upon receipt of such Suspension Notice, each Investor will refrain from selling any Shares pursuant to the Registration Statement (a “Suspension”) until such Investor is advised in writing by the Company that the current Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such Prospectus. Each Investor covenants that from the date hereof it will maintain in confidence the receipt and content of any Suspension Notice provided in accordance with this paragraph (c) and that, during the period of time in which the Suspension Notice is in effect, neither it nor any of its affiliates will engage in any transactions involving the securities of the Company. In the event of any Suspension, the Company will use its commercially reasonable efforts to cause the use of the Prospectus so suspended to be resumed as soon as reasonably practicable but in any event within ninety (90) days after delivery of a Suspension Notice to Investors. In addition to, and without limiting any other remedies (including, without limitation, at law or at equity) available to the Investors or the Company, the Investors and the Company shall be entitled to specific performance in the event that the other party fails to comply with the provisions of this Section 2(c).
          (d) Notwithstanding the foregoing paragraphs of this Section 2, the Investors shall not be prohibited from selling any Shares under the Registration Statement as a result of Suspensions on more than two occasions of not more than ninety (90) days each and not more than one hundred eighty (180) days in the aggregate in any twelve month period.
          (e) If a Suspension is not then in effect, the Investors may sell Shares under the Registration Statement, provided that they comply with any applicable prospectus delivery requirements.

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     3. Indemnification. For the purpose of this Section 3:
          (a) the term “Selling Shareholder” shall mean the Investor and each person, if any, who controls the Investor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act;
          (b) the term “Registration Statement” shall mean any final Prospectus, exhibit, supplement or amendment to, and any document incorporated by reference in, the applicable Registration Statement (or deemed to be a part thereof) referred to in Section 1; and
          (c) the term “untrue statement” shall mean any material untrue statement, or any material omission of a statement of a material fact required to be made in the Registration Statement or necessary to make the statements in the Registration Statement, in the light of the circumstances under which they were made, not materially misleading.
          (d)   (i)   The Company agrees to indemnify and hold harmless each Selling Shareholder from and against any losses, claims, damages or liabilities (collectively, “Losses”) to which such Selling Shareholder may become subject (under the Securities Act or otherwise) insofar as such Losses (or actions or proceedings in respect thereof) arise out of, or are based upon any untrue statement contained in the Registration Statement. The Company will reimburse such Selling Shareholder for any reasonable legal expense incurred or any out of pocket expenses reasonably incurred in defending any such claim, action or proceeding; provided, however, that the Company shall not be liable in any such case to the extent that such Losses arise out of, or are based upon, (i) any untrue statement made in such Registration Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Selling Shareholder for use in preparation of the Registration Statement, (ii) any inaccuracy in the representations made by such Selling Shareholder in the Confidential Investor Questionnaire or Selling Stockholder Questionnaire or (iii) any untrue statement in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Selling Shareholder prior to the pertinent sale or sales by the Selling Shareholder.
               (ii) Each Investor agrees, severally and not jointly, to indemnify and hold harmless the Company (and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, each officer of the Company who signs the Registration Statement and each director of the Company) from and against any Losses to which the Company (or any such officer, director or controlling person) may become subject (under the Securities Act or otherwise), insofar as such Losses (or actions or proceedings in respect thereof) arise out of, or are based upon, (i) any untrue statement contained in the Registration Statement if, and only if, such untrue statement was made in reliance upon and in conformity with written information furnished by or on behalf of the Investor for use in preparation of the Registration Statement, (ii) any inaccuracy in representations made by the Investor in the Confidential Investor Questionnaire or Selling Stockholder Questionnaire or (iii) any untrue statement in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Investor prior to the pertinent sale or sales by the Investor. Each Investor will reimburse the Company (or such

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officer, director or controlling person), as the case may be, for any reasonable legal expense incurred or any out of pocket expenses reasonably incurred in defending any such claim, action or proceeding. The obligation of each Investor to indemnify shall be limited to the net amount of the proceeds received by such Investor from the sale of Shares pursuant to the Registration Statement.
               (iii) Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 3, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, but the omission to so notify the indemnifying person will not relieve it from any liability which it may have to any indemnified person under this Section 3 (except to the extent that such omission adversely affects the indemnifying person’s ability to defend such action) or from any liability otherwise than under this Section 3. Subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person, the indemnifying person shall be entitled to participate therein, and, to the extent that it shall elect by written notice delivered to the indemnified person promptly after receiving the aforesaid notice from such indemnified person, shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person. After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof (unless it has failed to assume the defense thereof and appoint counsel reasonably satisfactory to the indemnified person), such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof except as set forth below. Notwithstanding such indemnifying person’s election to assume the defense of any such action, the indemnified persons shall have the right to employ only a single firm of separate counsel (plus one local counsel in any jurisdiction in which an action is pending for which indemnified persons are seeking indemnity) and to participate in the defense of such claim at their own expense; provided that the indemnifying person shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying person to represent the indemnified persons would, in the reasonable opinion of such counsel, present such counsel with a conflict of interest; (ii) the actual or potential defendants in, or targets of, any such action include both the indemnifying person and the indemnified persons and the indemnified persons shall have reasonably concluded that there may be legal defenses available to the indemnified persons which are different from or additional to those available to the indemnifying person (in which case the indemnifying person shall not have the right to assume the defense of such claim on behalf of the indemnified persons); (iii) the indemnifying person shall not have employed counsel reasonably satisfactory to the indemnified persons to represent the indemnified persons within a reasonable time after notice of the institution of such claim; or (iv) the indemnifying person shall authorize the indemnified persons to employ separate counsel at the indemnifying person’s expense. However, the indemnifying person shall not be liable for the expenses of more than one firm of separate counsel (plus one local counsel in any jurisdiction in which an action is pending for which indemnified persons are seeking indemnity) selected by the indemnified persons in any single claim or proceeding for all of the indemnified persons unless the indemnifying person consents or unless a bona fide conflict of interest requires separate counsel for particular indemnified persons. The indemnifying person will not, without the indemnified persons’ prior written consent, settle, compromise, consent to the entry of any

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judgment in or otherwise seek to terminate any threatened or pending action, claim, suit, investigation or proceeding in respect of which indemnification may be sought hereunder (whether or not any indemnified person is a party thereto) unless such settlement, compromise, consent or termination includes a full, final and unconditional release of each indemnified person from any and all liabilities related to or arising out of such threatened or pending action, claim, suit, investigation or proceeding. The indemnifying person will not permit any such settlement, compromise, consent or termination to include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of an indemnified person, without such indemnified person’s prior written consent. No indemnified person seeking indemnification, reimbursement or contribution under this agreement will, without the indemnifying person’s prior written consent, settle, compromise, consent to the entry of any judgment in or otherwise seek to terminate any threatened or pending action, claim, suit, investigation or proceeding referred to herein.
               (iv) If the indemnification provided for in this Section 3 is unavailable to or insufficient to hold harmless an indemnified person under paragraphs 3(d)(i) or 3(d)(ii) above in respect of any Loss (or actions or proceedings in respect thereof) referred to therein, then each indemnifying person shall contribute to the amount paid or payable by such indemnified person as a result of such Loss (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying person on the one hand and the indemnified person on the other in connection with the statements or omissions or other matters which resulted in such Loss (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, in the case of an untrue statement, whether the untrue statement relates to information supplied by the indemnified person on the one hand or the indemnifying person on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement. The Company and the Investors agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Investors were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified person as a result of the Loss (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any reasonable legal fees incurred by such indemnified person in connection with defending any such action or claim. Notwithstanding the provisions of this subsection (d), an Investor shall not be required to contribute any amount in excess of the amount by which the gross amount received by the Investor from the sale of the Shares to which such Loss relates exceeds the amount of any Loss which the Investor has otherwise been required to pay by reason of such untrue statement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Investors’ obligations in this subsection to contribute are several in proportion to their sales of Shares to which such loss relates and not joint.
          (e) The parties to this Agreement hereby acknowledge that they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions hereof including, without limitation, the provisions of this Section 3, and are fully informed regarding said provisions. They further acknowledge that the provisions

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of this Section 3 fairly allocate the risks in light of the ability of the parties to investigate the Company and its business in order to assure that adequate disclosure is made in the Registration Statement as required by the Securities Act and the Exchange Act.
     4. Termination of Conditions and Obligations. The conditions precedent imposed by Sections 4 and 6 of the Securities Purchase Agreements or this Agreement upon the transferability of the Shares shall cease and terminate as to any particular number of the Shares when such Shares shall have been effectively registered under the Securities Act and sold or otherwise disposed of in accordance with the intended method of disposition set forth in the Registration Statement covering such Shares.
     5. Information Available. So long as the Registration Statement is effective covering the resale of Shares owned by the Investor, the Company will furnish (or, to the extent such information is available electronically through the Company’s filings with the SEC, the Company will make available) to the Investor, upon the reasonable request of the Investor, an adequate number of copies of the Prospectuses (and each amendment or supplement thereto) to supply to any other party requiring such Prospectuses either in printed or electronic form.
     6. Assignment of Registration Rights. The rights to cause the Company to register Shares pursuant to this Agreement may be assigned (but only with the related obligations) by the Investor, provided (i) each transfer to each transferee or designee involves (x) not less than one hundred thousand (100,000) shares of Common Stock, (y) an affiliate of the Investor or (z) a client of the Investor for whom or which the shares of Common Stock are beneficially held, (ii) the Company is, within two business days after such transfer, furnished with written notice of the name and address of such transferee or assignee, (iii) such transferee or assignee agrees in writing to assume the obligations of this Agreement, including the obligations to furnish the Company such information and representations regarding the transferee or assignee and the Shares to be sold by the transferee or assignee as shall be required to effect the registration of the shares and/or sale under Rule 144 (including the information and representations required by the Confidential Investor Questionnaire and the Selling Stockholder Questionnaire) and (iv) such assignment shall be effective only if immediately following such transfer the further disposition of such shares by the transferee or assignee is restricted under the Securities Act.
     7. Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be delivered (A) if within the United States, by first-class registered or certified mail, or nationally recognized overnight express courier, postage prepaid, or by email or facsimile, or (B) if from outside the United States, by International Federal Express (or comparable service) or by email or facsimile, and shall be deemed given (i) if delivered by first-class registered or certified mail domestic, upon the Business Day received, (ii) if delivered by nationally recognized overnight carrier, one (1) Business Day after timely delivery to such carrier, (iii) if delivered by International Federal Express (or comparable service), two (2) Business Days after timely delivery to such carrier, (iv) if delivered by email or facsimile, upon confirmation of receipt and shall be addressed as follows, or to such other address or addresses as may have been furnished in writing by a party to another party pursuant to this paragraph:
          (a) if to the Company, to:

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3D Systems Corporation
333 Three D Systems Circle
Rock Hill, SC 29730
Attention: Robert M. Grace, Jr.
Vice President, General Counsel and Secretary
Telephone: (803) 326-3989
Facsimile: (803) 324-4311
Email: GraceB@3DSystems.com
with a copy to:.
Kennedy Covington Lobdell & Hickman, L.L.P.
Hearst Tower, 47th Floor
214 N. Tryon St.
Charlotte, North Carolina 28202
Attention: Sean M. Jones
Telephone: (704) 331-7406
Facsimile: (704) 353-3106
Email: sjones@kennedycovington.com
          (b) if to the Investor, at its address on the signature page to the Securities Purchase Agreement.
     8. Amendments; Waiver. This Agreement may not be modified or amended, and no right, term or provision hereunder may be waived, except pursuant to an instrument in writing signed by the Company and Investors holding a majority of the Shares (which shall be deemed to include for purposes of this Section 8 any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the Shares). The Company shall provide prior notice to all Investors of any proposed amendment or waiver.
     9. Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.
     10. Entire Agreement; Severability. This Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter hereof and supersedes all prior and contemporaneous agreements, negotiations and understandings between the parties, both oral and written relating to the subject matter hereof. If any provision contained in this Agreement is determined to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.
     11. Governing Law. This Agreement, including all matters relating to its execution, delivery and performance, shall be governed by, and construed in accordance with, the internal laws of the State of New York, without giving effect to the principles of conflicts of law.
     12. Counterparts. This Agreement may be executed in two or more counterparts,

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each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties. The parties hereto confirm that any facsimile or electronic copy of another party’s executed counterpart of this Agreement (or its signature page thereof) will be deemed to be an executed original thereof.
[SIGNATURE PAGES FOLLOW]

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     IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of the date first written above.

3D SYSTEMS CORPORATION

By:	/s/ Robert M. Grace, Jr.

Name: Robert M. Grace, Jr.
Title: Vice President, General Counsel and Secretary

[INVESTOR NAME]

By:

Its:

By:
Its:

Address:

Facsimile No.:

Email Address:

Attn.:

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

     IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of the date first written above.

3D SYSTEMS CORPORATION
By:
Name:
Title:

T. Rowe Price Small-Cap Value Fund, Inc.
By: /s/ Preston G. Athely

Preston G. Athely
Its: President

Address:	T. Rowe Price Associates 100 East Pratt Street Baltimore, MD 21202
Facsimile No.: 410-345-6575 Email Address: Darrell_Braman@troweprice.com Attn.: Darrell Braman Vice President

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

     IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of the date first written above.

3D SYSTEMS CORPORATION
By:
Name:
Title:

Cranshire Capital, L.P.
By:	/s/ Lawrence A. Prosser
Its: CFO – Downsfield Capital, Inc. -
The General Partner

By:
Its:

Address: 3100 Dundee Road, Suite 703 Northbrook, IL 60062
Facsimile No.: 847-562-9031 Email Address: mkopin@cranshirecapital.com Attn.: Mitchell P. Kopin

     [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

     IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of the date first written above.

3D SYSTEMS CORPORATION
By:
Name:
Title:

Enable Growth Partners LP
By:	/s/ Adam Epstein
Name:	Adam Epstein
Its: Principal

By:
Its:

Address: One Ferry Building, Suite 255, San Diego, CA 94111 Facsimile No.: 415-677-1580 Email Address: aepstein@enablecapital.com Attn.: Adam Epstein

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

     IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of the date first written above.

3D SYSTEMS CORPORATION
By:
Name:
Title:

Enable Opportunity Partners LP
By:	/s/ Adam Epstein
Name:	Adam Epstein
Its: Principal

By:
Its:

Address: One Ferry Building, Suite 255, San Diego, CA 94111 Facsimile No.: 415-677-1580 Email Address: aepstein@enablecapital.com Attn.: Adam Epstein

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

     IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of the date first written above.

3D SYSTEMS CORPORATION

By:
Name:
Title:

Pierce	Diversified Strategy Masters Fund LLC, Ena

By: Name:	/s/ Adam Epstein Adam Epstein
Its:	Principal

By:
Its:

Address: One Ferry Building, Suite 255, San Diego, CA 94111

Facsimile No.: 415-677-1580 Email Address: aepstein@enablecapital.com Attn.: Adam Epstein
[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

     IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of the date first written above.

3D SYSTEMS CORPORATION

By:
Name:
Title:

Fort Mason Master, LP

By: Its:	/s/ Fort Mason Capital, LLC General Partner

/s/ Dan German

By: Dan German Its: Managing Member

Address: 4 Embarcadero Center
Suite 2050 San Francisco, CA 94111

Facsimile No.: 415-288-8113 Email Address: mjensen@fortmasoncapital.com klynch@fortmasoncapital.com Attn.: Marshall Jensen and KC Lynch
[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

     IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of the date first written above.

3D SYSTEMS CORPORATION

By:
Name:
Title:

Fort Mason Partners, LP

By: Its:	/s/ Fort Mason Capital, LLC General Partner

/s/ Dan German

By: Dan German Its: Managing Member

Address: 4 Embarcadero Center
Suite 2050 San Francisco, CA 94111

Facsimile No.: 415-288-8113 Email Address: mjensen@fortmasoncapital.com klynch@fortmasoncapital.com Attn.: Marshall Jensen and KC Lynch
[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

     IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of the date first written above.

3D SYSTEMS CORPORATION

By:
Name:
Title:

Ottley Properties, LLC

By: Name:	/s/ Michael B. White Michael B. White
Its:	Managing Partner

Address: 337 Metairie Rd., Suite 202
Metairie, LA 70005

Facsimile No.: 504-833-7911 Email Address: michael@mbwhite.net Attn.: Michael B. White
[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

     IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of the date first written above.

3D SYSTEMS CORPORATION

By:
Name:
Title:

Zemurray Foundation

By: Name:	/s/ Thomas B. Lemann Thomas B. Lemann
Its:	Secretary

Address: 228 St. Charles Ave. Suite 1024
New Orleans, LA 70130

Facsimile No.: 504-522-2747 Email Address: sandyviii@villere.com Attn.: St. Denis J. Villere III (Sandy)
[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

     IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of the date first written above.

3D SYSTEMS CORPORATION

By:
Name:
Title:

The Society for the Relief of Destitute Orphan Boys – AKA Waldo Burton

By: Name:	/s/ Frank A. M. Williams Thomas B. Lemann
Its:	Authorized Agent

Address: 3320 South Carrolton Avenue
New Orleans, LA 70118

Facsimile No.: 504-522-2747 Email Address: sandyviii@villere.com Attn.: Sandy Villere Jr. (Sandy)
[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

     IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of the date first written above.

3D SYSTEMS CORPORATION

By:
Name:
Title:

Karnak Partners LP

By: Its:	/s/ Bernard Setz Managing Partner

By:
Its:

Address: 600 5th Ave, 25th Floor
New York, NY 10020

Facsimile No.: (212) 218-8280 Email Address: bselz@selzcapital.com Attn.: Bernard Selz
[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

     IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of the date first written above.

3D SYSTEMS CORPORATION

By:
Name:
Title:

Kirsch-Cassis Profit Sharing Plan

By:	/s/ Bernard Setz
Its:	Trustee

By:
Its:

Address: Selz Capital L.L.C.
600 5th Ave, 25th Floor New York, NY 10020

Facsimile No.: (212) 218-8280 Email Address: bselz@selzcapital.com Attn.: Bernard Selz
[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

     IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of the date first written above.

3D SYSTEMS CORPORATION

By:
Name:
Title:

Bernard Selz

By:	/s/ Bernard Setz

Address: Selz Capital LLC
600 Fifth Ave, 25th Floor New York, NY 10020

Facsimile No.: (212) 218-8280 Email Address: bselz@selzcapital.com Attn.: Bernard Selz
[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

     IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of the date first written above.

3D SYSTEMS CORPORATION

By:
Name:
Title:

Skylands Quest LLC

By:	/s/ Skylands Capital, LLC
Its:	Managing Member

/s/ Pamela A. Cavanaugh

By: Pamela A. Cavanaugh Its: Vice President

Address: c/o Skylands Capital, LLC
1200 N. Mayfair Road, Suite 250 Milwaukee, WI 53226

Facsimile No.: 414-256-3396 Email Address: sp@skylandcapital.com; pc@skylandcapital.com Attn.: Steve Pulito, Pamela Cavanaugh
[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

     IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of the date first written above.

3D SYSTEMS CORPORATION

By:
Name:
Title:

Skylands Special Investment II LLC

By:	/s/ Skylands Capital, LLC

Its:	Managing Member

/s/ Pamela A. Cavanaugh

By: Pamela A. Cavanaugh
Its: Vice President

Address: c/o Skylands Capital, LLC
1200 N. Mayfair Road, Suite 250
Milwaukee, WI 53226

Facsimile No.: 414-256-3396
Email Address: sp@skylandcapital.com;
pc@sp@skylandcapital.com
Attn.: Steve Pulito, Pamela Cavanaugh
[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

     IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of the date first written above.

3D SYSTEMS CORPORATION

By:
Name:
Title:

Skylands Special Investment LLC

By:	/s/ Skylands Capital, LLC

Its:	Managing Member

/s/ Pamela A. Cavanaugh

By: Pamela A. Cavanaugh
Its: Vice President

Address: c/o Skylands Capital, LLC
1200 N. Mayfair Road, Suite 250
Milwaukee, WI 53226

Facsimile No.: 414-256-3396
Email Address: sp@skylandcapital.com;
pc@ skylandcapital.com
Attn.: Steve Pulito, Pamela Cavanaugh
[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

     IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of the date first written above.

3D SYSTEMS CORPORATION

By:
Name:
Title:

Harbour Holdings Ltd.

By:	/s/ Pamela A. Cavanaugh

Name: Pamela A. Cavanaugh
Its: Vice President

By:
Its:

Address: c/o Skylands Capital, LLC
1200 N. Mayfair Road, Suite 250
Milwaukee, WI 53226

Facsimile No.: 414-256-3396
Email Address: sp@skylandcapital.com;
pc@ skylandcapital.com
Attn.: Steve Pulito, Pamela Cavanaugh
[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

     IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of the date first written above.

3D SYSTEMS CORPORATION

By:
Name:
Title:

UBS O’Connor LLC FBO O’Connor PIPES
Corporate Strategies Master Limited

By:	/s/ Nicholas Nocenho

Name: Nicholas Nocenho
Its: Managing Director

By:
Its:

Address: c/o UBS O’Connor LLC
One N. Wacker Drive, 32nd Floor
Chicago, IL 60606

Facsimile No.:312-525-6271
Email Address: jeff.richmond@ubs.com
Attn.: Jeff Richmond
[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

     IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of the date first written above.

3D SYSTEMS CORPORATION

By:

Name:
Title:

Atlas Allocation Fund, L.P.

By:	/s/ Atlas Capital Management, L.P.

Its:	General Partner

By:	/s/ RHA, Inc.

Its:	General Partner

/s/ Robert H. Alpert

By: Robert H. Alpert
Its: President

Address: 100 Crescent Court, Suite 800
Dallas, TX 75201

Facsimile No.:214-999-6095
Email Address: caryn@atlascap.net
Attn.: Caryn Peeples
[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

     IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of the date first written above.

3D SYSTEMS CORPORATION

By:

Name:
Title:

Capital Ventures International

By:	/s/ Heights Capital Management, Inc.

Its:	Authorized agent

/s/ Martin Kobinger

By: Martin Kobinger
Its: Investment Manager

Address: c/o Heights Capital Management
101 California Street, Suite 3250
San Francisco, CA 94111

Facsimile No.: 415-403-6265
Email Address: samwiner@sig.com or
martinkobinger@sig.com
Attn.: Sam Winer or Martin Kobinger
[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

     IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of the date first written above.

3D SYSTEMS CORPORATION

By:

Name:
Title:

Goldring Family Foundation, I

By:	/s/ Alan Franco

Name: Alan Franco
Its: Trustee

By:
Its:

Address:	809 Jefferson Hwy
New Orleans, LA 70121

Facsimile No.: 504-849-6515
Email Address: alanfranco@rndc-usa.com
Attn.: Alan Franco
[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

     IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of the date first written above.

3D SYSTEMS CORPORATION

By:

Name:
Title:

Woldenburg Foundation

By:	/s/ Alan Franco

Name: Alan Franco
Its: Trustee

By:
Its:

Address:	809 Jefferson Hwy
New Orleans, LA 70121

Facsimile No.: 504-849-6515
Email Address: alanfranco@rndc-usa.com
Attn.: Alan Franco
[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

     IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of the date first written above.

3D SYSTEMS CORPORATION

By:

Name:
Title:

Diane Franco

By:	/s/ Diane Franco

Name: Diane Franco

By:
Its:

Address:	809 Jefferson Hwy
New Orleans, LA 70121

Facsimile No.: 504-849-6515
Email Address: alanfranco@rndc-usa.com
Attn.: Alan Franco
[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

     IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of the date first written above.

3D SYSTEMS CORPORATION

By:

Name:
Title:

Alan Franco

By:	/s/ Alan Franco

Name: Alan Franco

By:
Its:

Address:	809 Jefferson Hwy
New Orleans, LA 70121

Facsimile No.: 504-849-6515
Email Address: alanfranco@rndc-usa.com
Attn.: Alan Franco
[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

     IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of the date first written above.

3D SYSTEMS CORPORATION

By:

Name:
Title:

Straus Partners LP

By:	/s/ Craig Connors

Its: Chief Financial Officer

By:
Its:

Address:	320 Park Avenue
New York, NY 10022

Facsimile No.: 212-415-7256
Email Address: cconnors@strauspartners.com
Attn.: Craig Connors
[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

     IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of the date first written above.

3D SYSTEMS CORPORATION

By:

Name:
Title:

Straus-GEPT Partners LP

By:	/s/ Craig Connors

Its: Chief Financial Officer

By:
Its:

Address:	320 Park Avenue
New York, NY 10022

Facsimile No.: 212-415-7256
Email Address: cconnors@strauspartners.com
Attn.: Craig Connors
[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

     IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of the date first written above.

3D SYSTEMS CORPORATION

By:

Name:
Title:

Telemark Fund, LP

By:	/s/ Robert M. Grace, Jr.

Name: Brian C. Miley
Its: Chief Financial Officer

By:
Its:

Address:	Telemark Asset Management, LLC
One International Place
Suite 2401
Boston, MA 02110

Facsimile No.: 617-526-8909
Email Address: bmiley@telemarkasset.com
Attn.: Brian Miley
[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

     IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of the date first written above.

3D SYSTEMS CORPORATION

By:

Name:
Title:

SRB Greenway Offshore Operating Fund, L.P.

By:	/s/ SRB Management, L.P.

Its: General Partner

By:	/s/ BC Advisors, L.L.C.

Its: General Partner

/s/ Steven R. Becker

By: Steven R. Becker
Its: Member

Address:	SRB Greenway Offshore Operating
Fund, L.P.
300 Crescent Court Suite 1111
Dallas, TX 75201

Facsimile No.:241-756-6079
Email Address: george@greenwaycapital.net
Attn.: George Lee
[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

     IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of the date first written above.

3D SYSTEMS CORPORATION

By:

Name:
Title:

SRB Greenway Capital (QP), L.P.

By:	/s/ SRB Management, L.P.

Its: General Partner

By:	/s/ BC Advisors, L.L.C.

Its: General Partner

/s/ Steven R. Becker

By: Steven R. Becker
Its: Member

Address:	SRB Greenway Capital (QP), L.P.
300 Crescent Court Suite 1111
Dallas, TX 75201

Facsimile No.:241-756-6079
Email Address: george@greenwaycapital.net
Attn.: George Lee
[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

     IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of the date first written above.

3D SYSTEMS CORPORATION

By:

Name:
Title:

By:	/s/ SRB Management, L.P.

Its: General Partner

By:	/s/ BC Advisors, L.L.C.

Its: General Partner

/s/ Steven R. Becker

By: Steven R. Becker
Its: Member

Address:	SRB Greenway Capital, L.P.
300 Crescent Court Suite 1111
Dallas, TX 75201

Facsimile No.: 241-756-6079
Email Address: george@greenwaycapital.net
Attn.: George Lee
[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]